Broadcom to Acquire VMware Investor Presentation May 26, 2022 Exhibit 99.2

2 Forward-Looking Statements This communication relates to a proposed business combination transaction between Broadcom Inc. (“Broadcom”) and VMware, Inc. (“VMware”). This communication includes forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended. These forward-looking statements include but are not limited to statements that relate to the expected future business and financial performance, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined business, the expected amount and timing of the synergies from the proposed transaction, and the anticipated closing date of the proposed transaction. These forward-looking statements are identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words or phrases. These forward-looking statements are based on current expectations and beliefs of Broadcom management and current market trends and conditions. These forward-looking statements involve risks and uncertainties that are outside Broadcom’s control and may cause actual results to differ materially from those contained in forward-looking statements, including but not limited to: the effect of the proposed transaction on our ability to maintain relationships with customers, suppliers and other business partners or operating results and business; the ability to implement plans, forecasts and other expectations with respect to the business after the completion of the proposed transaction and realize expected synergies; business disruption following the proposed transaction; difficulties in retaining and hiring key personnel and employees due to the proposed transaction and business combination; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; significant indebtedness, including indebtedness incurred in connection with the proposed transaction, and the need to generate sufficient cash flows to service and repay such debt; the disruption of current plans and operations; the outcome of any legal proceedings related to the transaction; the ability to consummate the proposed transaction on a timely basis or at all; the ability to successfully integrate VMware’s operations; the ability to implement plans, forecasts and other expectations with respect to the business after the completion of the proposed transaction and realize synergies; the impact of public health crises, such as pandemics (including COVID-19) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; global political and economic conditions, including rising interest rates, the impact of inflation and challenges in manufacturing and the global supply chain; and other events and trends on a national, regional and global scale, including the cyclicality in the semiconductor industry and other target markets and those of a political, economic, business, competitive and regulatory nature. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Broadcom’s and VMware’s respective periodic reports and other filings with the SEC, including the risk factors identified in Broadcom’s and VMware’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Broadcom nor VMware undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Non-GAAP Financial Measures In addition to GAAP reporting, Broadcom provides investors with net income, operating income, gross margin, operating expenses, cash flow and other data on a non-GAAP basis. This non-GAAP information excludes amortization of acquisition-related intangible assets, stock-based compensation expense, restructuring, impairment and disposal charges, acquisition-related costs, including integration costs, purchase accounting effect on inventory, litigation settlements, loss on debt extinguishment, gains (losses) on investments, income (loss) from discontinued operations, non-GAAP tax reconciling adjustments, and other adjustments. Management does not believe that these items are reflective of the Company’s underlying performance. Internally, these non-GAAP measures are significant measures used by management for purposes of evaluating the core operating performance of the Company, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to the Company’s operations, and benchmarking performance externally against the Company’s competitors. The exclusion of these and other similar items from Broadcom’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Free cash flow measures have limitations as they omit certain components of the overall cash flow statement and do not represent the residual cash flow available for discretionary expenditures. Investors should not consider presentation of free cash flow measures as implying that stockholders have any right to such cash. Broadcom’s free cash flow may not be calculated in a manner comparable to similarly named measures used by other companies. Broadcom is not readily able to provide a reconciliation of the projected non-GAAP financial information presented herein to the relevant projected GAAP measures without unreasonable effort. A reconciliation of Broadcom’s GAAP to non-GAAP historical financial data is available in the Investor Center on its website.

3 No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information about the Transaction and Where to Find It In connection with the proposed transaction, Broadcom intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of VMware and that also constitutes a prospectus of Broadcom. Each of Broadcom and VMware may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Broadcom or VMware may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of VMware. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Broadcom, VMware and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Broadcom will be available free of charge on Broadcom’s website at https://investors.broadcom.com/. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s website at ir.vmware.com. Participants in the Solicitation Broadcom, VMware and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Broadcom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Broadcom’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on February 18, 2022, and Broadcom’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, which was filed with the SEC on December 17, 2021. Information about the directors and executive officers of VMware, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in VMware’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on May 28, 2021, VMware’s Annual Report on Form 10-K for the fiscal year ended January 28, 2022, which was filed with the SEC on March 24, 2022, a Form 8-K filed by VMware on April 22, 2022 and a Form 8-K filed by VMware on May 2, 2022. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Broadcom or VMware using the sources indicated above.

VMware: The Platform Powering the Modern Enterprise 4 Foundation of virtualization of physical servers in the datacenter Expansion into private cloud portfolio and management software Expansion into multi-cloud, application development, and adjacent software Phase 1 Virtualization Pioneer Phase 3 Multi-Cloud & Apps Platform Phase 2 Private Cloud & Mobility Leader Source: VMware materials, website and company filings As of VMware’s fiscal year ending January 2022 VMware by the Numbers (1) VMware’s Platform Revenue By Geography (1) Revenue Employees Offices $12.9Bn 37,500 111 Worldwide Headquarters Palo Alto, CA Next-Generation Multi- and Hybrid-Cloud DevOps Core Private Cloud Infrastructure Security and Edge VMware’s Relentless Innovation

VMware Aligns with Broadcom’s Strategy As of VMware’s fiscal year ending January 2022 5 Large Enterprise Customer Base Scale with Leading Multi-National Customers Utilizing Private & Multi-Cloud Environments Long Operating History and Strong IP Portfolio 5,000+ Patents Granted or Assigned to VMware (1) Financially Compelling Opportunity Targeting ~$8.5 Billion of Pro Forma EBITDA Contribution from Acquisition of VMware Established & Growing Market Virtualization is a Large and Foundational Market Leadership Position Category Leader in Private Cloud Infrastructure with Complementary Product Portfolio Mission Critical Leading Portfolio of Mission Critical, Cloud-Neutral Software

Creating One of the World’s Leading Infrastructure Technology Companies 6 Source: Company filings Twelve months ended January 29, 2017 Broadcom fiscal year end October Includes VMware revenue for the twelve months ended October 2021 Broadcom FY2021 (2) Broadcom + VMware Pro Forma FY2021 (2) $7.1 | 26% $20.4 | 74% Infrastructure Software + VMware Semiconductor Solutions Broadcom: Balanced Portfolio, Growth at Scale Post-Broadcom Acquisition LTM as of January 2017 (1) Revenue ($ Bn): $20.4 | 51% $19.7 (3) | 49%

Workloads Growing Everywhere

In Private Clouds, Public Clouds, and across Hybrid- and Multi-Cloud Configurations

Private Cloud Growing as Enterprises Want the Benefits of Public Cloud in Their Datacenters

- Enterprises want the **flexibility**, **operational efficiency**, and **agility** of the public cloud to deliver **modern applications**
- Using public cloud means making tradeoffs on **security**, **data ownership**, and **reliability**
- The largest enterprises want the benefits of the public cloud **without the shortcomings**, leading to the development of the **private cloud**

Public Cloud Growing as Enterprises Embrace Agility and Cost Benefits of Outsourcing Workloads to External Providers

- **Public cloud** brings **unprecedented agility** to developers building simpler next-gen apps who don't want to manage the **underlying infrastructure**
- **Explosion of applications** and new compute-heavy use cases in AI and ML as more of the world **moves digital**


Private Cloud
Millions of workloads
+7% CAGR
2020 to 2024 CAGR
211
37
26
148
273
58
35
180
12%
8%
5%
2020
2024
On Premises
Hosted
Telco


Public Cloud
Millions of workloads
+19% CAGR
2020 to 2024 CAGR
155
30
126
307
64
244
21%
18%
2020
2024
Public Cloud
Edge

7

BROADCOM

VMware: The World's Leading Enterprise Infrastructure Software Platform

Core Private Cloud Infrastructure

vSphere
Virtualization platform dividing a physical server into multiple unique and isolated virtual servers through software. Virtualization provides increased operational efficiency and TCO benefits

vSAN
Data storage virtualization solution controlled with vSphere for hyperconverged infrastructure and consistent operations

vRealize
Management platform that helps organizations control their infrastructure with automation, log analysis, and lifecycle management capabilities

NSX
Full-stack network and security virtualization platform providing software-defined networks extending across datacenters, clouds, and devices on the edge

Next-Generation Multi- and Hybrid-Cloud DevOps

Tanzu for Kubernetes Operations
Simplified, consistent approach to container deployment, scaling, and management with tools, automation, and data-driven insights for infrastructure operators

Tanzu Application Platform
Modular platform that provides developer tooling to build and deploy software in the public cloud or an on-premise Kubernetes cluster, enabling multi- and hybrid-cloud operations

Security and Edge

Workspace ONE
Digital workspace platform that delivers and manages any application on any device

Horizon
Virtual desktop infrastructure and applications software

Carbon Black
Cloud security platform providing endpoint, workload and container security

Secure Access Service Edge (SASE)
Management platform combining network security and wide area networking to deliver secure and automated access to applications and workloads in the cloud

8

BROADCOM

VMware Cloud Foundation Monitoring, Orchestration, Cluster Management and Configuration Management VMware Serves as the Foundation for the Mission Critical Applications of Today’s Global Enterprises Across Private and Public Cloud 9 Compute Network Storage NSX Software Virtualization ESX Hypervisor vRealize Infrastructure Automation vSAN Software Virtualization Applications vSphere Compute Virtualization VMware Private Cloud Datacenter Stack VMware Cloud Foundation Public Cloud Stack Cloud IaaS Applications Lifecycle Automation Cloud Management Network Storage Compute Other

Securely Enabling the Application Lifecycle for the Modern Enterprise 10 Develop Apps Deploy & Run Anywhere Secure Optimize Application & Network Performance Enable Ubiquitous Access

Broadcom Software Group to Rebrand and Operate as VMware 11

VMware: Trusted Partner to the World’s Largest Enterprises 12 Large and Expanding IT Budgets Complex IT Infrastructure Heterogeneous Environments Hybrid/Multi-Cloud Approach Regulated Risk-Averse

Multiple Levers to Increase VMware’s Profitability Derived from previously reported non-GAAP information from VMware’s filings for the fiscal year ended January 28, 2022 13 (1) Eliminating duplicative General & Administrative functions across information technology, finance, legal, human resources and facilities Focusing Research & Development and Support efforts where we are uniquely positioned to innovate and drive customer success Sales & Marketing efficiency gains through prudent go-to-market investment and focus on existing customers Recurring revenue growth from workload expansion as a structural tailwind

Transaction Overview 14 Expected to close in Broadcom’s FY2023, subject to receipt of regulatory approvals and other customary conditions, including approval of VMware shareholders Michael Dell and Silver Lake have agreed to vote in favor of the transaction, so long as the VMware Board continues to recommend the proposed transaction Merger agreement includes a 40 day “go shop” provision Expected Closing Transaction and Purchase Price Broadcom to acquire all outstanding shares of VMware for approximately $61 billion and assume $8 billion of VMware net debt (1) VMware shareholders elect to receive, for each VMware share held, $142.50 in cash or 0.2520 shares of Broadcom common stock (subject to pro-ration mechanism) 88% / 12% pro forma ownership mix between Broadcom and VMware on a fully diluted basis (2) + Transaction to be partially financed with $32 billion in new, fully-committed debt financing from a consortium of banks Committed to a strong balance sheet and Investment Grade rating Transaction Financing Based on the closing price of Broadcom common stock on May 25, 2022 Pro forma ownership based on fully diluted shares as of May 20, 2022

Our Capital Allocation Policy and Commitment to a Strong Balance Sheet Remains Unchanged 15 Dividends Share Repurchases Debt Retirement and Target Leverage Ratio Maintain target of returning ~50% of prior year’s free cash flows as dividends Continue growing dividends per share over time as cash flows increase Committed to a strong balance sheet and maintaining our Investment Grade rating Plan to rapidly de-lever to normalized leverage ratios of <2.5x Total Debt / EBITDA within two years post-acquisition Maintain Broadcom’s share buyback authorization of $10Bn announced in December 2021 Repurchased 4.7MM shares for $2.8Bn in 2Q FY2022 and 11.7MM shares for $7.0Bn to date (1) The Company’s Board of Directors has authorized a new share repurchase program to repurchase up to $10 billion of our common stock through December 31, 2023 As of May 25, 2022

Dividend Policy Remains Unchanged Sustainable and growing dividend payments Broadcom Standalone Free Cash Flow (Non-GAAP) (1) $ in billions Broadcom Standalone Dividends per Share $ per share Free cash flow calculated as cash flow from operations less capex Annualized dividend of $4.10 per share of common stock paid for both Q1 FY2022 and Q2 FY2022 16 41% CAGR (2) 43% CAGR

Proven Ability to De-Lever Post-Acquisitions Total Debt / LTM Adjusted EBITDA (x) (1) 17 Balance sheet debt, net of debt discount and issuance costs and includes finance leases Enterprise Security

Broadcom Continues to Outperform Source: Capital IQ Total Shareholder Return defined as stock price return plus impact of dividends Market data as of May 25, 2022 Indexed from one day prior to Brocade acquisition announcement date of November 2, 2016 18 275% 122% 88% Total Shareholder Return Since Acquisition Announcement of Brocade(1)(2)(3) Total Shareholder Return for Top 15 Global Tech Leaders (As Measured by Current Market Cap)(2)(3) Nasdaq Total Shareholder Return Broadcom Total Shareholder Return S&P 500 Total Shareholder Return Announced acquisition of Announced acquisition of Announced acquisition of Enterprise Security

VMware Aligns with Broadcom’s Strategy As of VMware’s fiscal year ending January 2022 19 Large Enterprise Customer Base Scale with Leading Multi-National Customers Utilizing Private & Multi-Cloud Environments Long Operating History and Strong IP Portfolio 5,000+ Patents Granted or Assigned to VMware (1) Financially Compelling Opportunity Targeting ~$8.5 Billion of Pro Forma EBITDA Contribution from Acquisition of VMware Established & Growing Market Virtualization is a Large and Foundational Market Leadership Position Category Leader in Private Cloud Infrastructure with Complementary Product Portfolio Mission Critical Leading Portfolio of Mission Critical, Cloud-Neutral Software

May 16